UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 2, 2011
(Date of earliest event reported)
Dick’s Sporting Goods, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537

(Commission File Number)	(IRS Employer Identification No.)

345 Court Street
Coraopolis, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
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(a) The Annual Meeting of Stockholders of Dick’s Sporting Goods, Inc. (the “Company”) was held on June 2, 2011.
(b) Four proposals were submitted by the Company’s Board of Directors to a vote of stockholders, and the final results of the voting on each proposal is noted below. The Company’s stockholders elected each of the Company’s three (3) nominees for Class C Director, each for terms that expire in 2014, or until their successors are duly elected and qualified as Class C Directors; ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2011; approved the non-binding advisory vote on compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for fiscal 2010; and voted on a non-binding advisory basis to hold future non-binding advisory votes on compensation of the Company’s named executive officers every year.
Proposal No. 1 — Election of Directors

Nominee	For	Withheld/Abstained	Broker Non-Votes
Edward W. Stack	297,817,448	2,879,617	4,827,392
Lawrence J. Schorr	297,342,183	3,354,882	4,827,392
Jacqualyn A. Fouse	299,555,171	1,141,894	4,827,392
Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
304,015,137	1,497,573	11,747	—
Proposal No. 3 — Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
298,187,893	2,411,420	97,752	4,827,392
Proposal No. 4 — Non-Binding Advisory Vote on the Frequency of Non-Binding Advisory Vote on the Compensation of Named Executive Officers

One Year	Two Years	Three Years	Abstain
295,208,780	117,227	5,296,927	74,131
(d) As recommended by the Company’s Board of Directors, a majority of the votes cast by stockholders voted, on a non-binding advisory basis, to hold future non-binding advisory votes to approve compensation of the Company’s named executive officers every year. In line with this recommendation by the Company’s stockholders, the Board of Directors has determined that the Company will include a non-binding advisory stockholder vote on compensation of the Company’s named executive officers in its proxy materials every year until the next required non-binding advisory vote on the frequency of stockholder votes on compensation of the Company’s named executive officers, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.
Date: June 7, 2011	By:	/s/ Timothy E. Kullman
		Name:	Timothy E. Kullman
		Title:	Executive Vice President — Finance, Administration & Chief Financial Officer